UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): October 24, 2011

Save The World Air, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 State Street, Suite 500 Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

NO CHANGE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On October 26, 2011, the Company intends to issue the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release concerns the Final Report of the Rocky Mountain Oilfield Testing Center (RMOTC), assessing the Company’s in-line viscosity reduction device (Applied Oil Technology, AOT). A copy of the RMOTC’s report is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibits 10.1 and 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated October 26, 2011.
10.1	Final Report of the Rocky Mountain Oilfield Testing Center (RMOTC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011	SAVE THE WORLD AIR, INC.
	By:	/s/ Cecil Bond Kyte
Cecil Bond Kyte
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.                                Description

99.1                                Press Release dated October 26, 2011.
10.1                                Final Report of the Rocky Mountain Oilfield Testing Center (RMOTC).